UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2006

Xenonics Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Ste 123, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 438-4004

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On September 9, 2005, Xenonics Holdings, Inc., a Nevada corporation (the "Company"), and Patriot Associates LLC, a New York limited liability company (the "Consultant"), entered into a Consulting Agreement pursuant to which the Consultant agreed to provide advice and related consulting services regarding the marketing of the Company’s products in the United States and in foreign countries. A copy of the Consulting Agreement was included as Exhibit 10.1 to the Company’s Report on Form 8-K that was filed with the Securities and Exchange Commission on September 14, 2005.

On October 19, 2005, the Company and the Consultant entered into Amendment No. 1 (the "First Amendment") to the Consulting Agreement. Pursuant to the First Amendment, the Company agreed to issue to the Consultant (i) 187,500 shares of the Company’s common stock, par value $0.001 per share and (ii) a Warrant to purchase 1,312,500 shares of the Company’s common stock at an exercise price of $2.00 per share. Amendment No. 1 states that the Warrant will vest in full and become exercisable on the 90th day after October 19, 2005 based on the Consultant’s performance under the Consulting Agreement. Copies of the First Amendment and of the Warrant dated October 19, 2005 were included as Exhibits 10. 1 and 10.2, respectively, to the Company’s Report on Form 8-K that was filed with the Securities and Exchange Commission on October 24, 2005.

On January 17, 2006, the Company and the Consultant entered into Amendment No. 2 (the "Second Amendment") to the Consulting Agreement. Pursuant to the Second Amendment, (i) the Company and the Consultant agreed that the Warrant to purchase 1,312,500 shares of the Company's common stock that is described in the preceding paragraph would vest in full and become exercisable on the 210th day after October 19, 2005 based on the Consultant’s performance under the Consulting Agreement, and (ii) the Company and the Consultant agreed that the issuance to the Consultant of the 187,500 shares of common stock described in the preceding paragraph would be subject to the Consultant’s performance under the Consulting Agreement. A copy of the Second Amendment was included as Exhibit 10.1 to the Company’s Report on Form 8-K that was filed with the Securities and Exchange Commission on
January 17, 2006.

On May 11, 2006, the Company and the Consultant entered into Amendment No. 3 to the Consulting Agreement. This amendment extended the 210-day period to September 30, 2006. A copy of the Third Amendment was included as Exhibit 10.1 to the Company’s Report on Form 8-K that was filed with the Securities and Exchange Commission on May 17, 2006 and is incorporated by reference herein.

On September 29, 2006, the Company sent a letter to the Consultant advising the Consultant that the performance period would not be further extended, that the Warrant to purchase 1,312,500 shares of the Company’s common stock would be cancelled and that the 187,500 shares of the Company’s common stock would not be issued. A copy of this letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1
Letter from Xenonics Holdings, Inc to Patriot Associates, LLC dated September 29, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

October 4, 2006	By:	/s/ Richard J. Naughton

Name: Richard J. Naughton
Title: Chief Executive Officer

Xenonics Holdings, Inc.

October 4, 2006	By:	/s/ Donna G. Lee

Name: Donna G. Lee
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter from Xenonics Holdings, Inc to Patriot Associates, LLC dated September 29, 2006.